THIS IS A CONFIRMING COPY OF FORM 8-K MANUALLY FILED ON MAY 23, 1995, FOR EVENTS DATED MAY 19, 1995.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549




                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13, or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) May 19, 1995
                                                -------------


                            FIRSTIER FINANCIAL, INC.
- --------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)




       Nebraska                     0-4515                     47-0523055
- -------------------------     --------------------       -----------------------
(State or other juris-           Commission File             (IRS Employer
diction of Incorporation           File Number             Identification No.



   1700 Farnam Street  Omaha, Nebraska                         68102-2183
- --------------------------------------------------       -----------------------
 (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (402) 348-6000
                                                   --------------



                                      None
- --------------------------------------------------------------------------------
          (Former name of former address, if changed since last report)

                                    FORM 8-K
                            FIRSTIER FINANCIAL, INC.


Item 5.  Other Events.

     See attached press release announcing an additional stock repurchase program of up to 400,000 shares and an increase of the quarterly dividend from 26 cents per share to 30 cents per share.

                                       ###

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  FIRSTIER FINANCIAL, INC.


                                  BY /s/Thomas B. Fischer
                                    ------------------------
                                     Thomas B. Fischer
                                     Vice President, General
                                     Counsel and Secretary


DATED:  May 23, 1995

[FIRSTIER FINANCIAL LOGO]


Contact:       Donald R. Peterson (402)348-6218

DATE:          For Immediate Release, May 19, 1995

               FIRSTIER FINANCIAL ANNOUNCES
               INCREASED DIVIDEND AND
               STOCK BUY BACK PLAN

(Omaha, Nebraska) - FirsTier Financial, Inc., today declared a quarterly dividend of 30 cents per share payable July 3, 1995, to shareholders of record on June 19, 1995. FirsTier's new dividend is an increase of 15.4% over the 26 cents per share paid in the previous quarter.

FirsTier Financial, Inc., also announced plans to repurchase up to 400,000 shares of common stock over the next two years for general corporate purposes. This plan is in addition to the stock repurchase plan announced on January 17, 1995. The plan approved by the Company's Board of Directors on January 17, 1995, authorized the repurchase of up to 107,000 shares of common stock to satisfy the company's obligations under stock option plans. To date, 53,506 shares have been repurchased under the January 17 plan. All shares have been repurchased under stock repurchase plans announced prior to 1995. FirsTier Financial, Inc., currently has outstanding 18,454,253, shares of common stock.

Common stock of FirsTier Financial, Inc., is traded on the Over-the-Counter Market and is quoted on the NASDAQ National Market System with the ticker symbol FRST. FirsTier Financial is a major regional bank holding company with $3.6 billion in assets on March 31, 1995.


                                       ###